UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 28, 2009

Global Energy Holdings Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32918 (Commission File Number)	84-1169517 (I.R.S. Employer Identification No.)

3348 Peachtree Road, NE Suite 250, Tower Place 200 Atlanta, Georgia (Address of principal executive offices)	30326 (Zip Code)

Registrant’s telephone number, including area code:	(404) 814-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On July 28, 2009, the article attached hereto as Exhibit 99.1 was released by Gulf Alternative Energy Corporation (PinkSheets: GAEC) (“GAEC”) and appeared on the Business Wire.  The article discusses, in part, a letter of intent between GAEC and Global Energy Holdings Group, Inc. (“GNH”) for the sale of GNH’s ethanol facility in Blairstown, Iowa to GAEC.  The sale of the Blairstown, Iowa ethanol facility, as contemplated in the letter of intent, remains subject to several contingencies, including negotiation of a definitive agreement and GAEC’s satisfactory completion of its due diligence investigation of the Blairstown, Iowa ethanol facility.

ITEM 9.01	Financial Statements and Exhibits

99.1	Article entitled “Gulf Alternative Energy Agrees to Purchase Iowa Ethanol Plan” published July 28, 2009 on the Business Wire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY HOLDINGS GROUP, INC.

Date:July 31, 2009	By:	/s/ Steven Paulik
Steven Paulik Interim Chief Financial Officer